                                                                     Exhibit 3.2

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                              CURAGEN CORPORATION


     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Company") is CuraGen Corporation.

     2. The certificate of incorporation of the Company filed with the Delaware Secretary of State on November 22, 1991 is hereby amended as follows: (i) Section 5(b) to Exhibit A of the Restated Certificate is deleted in its entirety and the new Section 5(b), attached hereto as
          Exhibit X, is inserted in its place; (ii) Section 5(b) to Exhibit C of
          ---------
          the Restated Certificate is deleted in its entirety and the new
          Section 5(b), attached hereto as Exhibit Y, is inserted in its place;
                                           ---------
          and (iii) Section 5(b) to Exhibit D of the Restated Certificate is deleted in its entirety and the new Section 5(b), attached hereto as Exhibit Z, is inserted in its place.
          ---------

     3. The amendment of the certificate of incorporation herein certified was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware. In lieu of a meeting and vote of the stockholders, the holders of the necessary number of shares of the Corporation's capital stock have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware, and said written consent was filed with the Corporation and notice thereof has been given to those stockholders who have not consented in writing.

          Signed this 20th day of February, 1998.

                                    CURAGEN CORPORATION



                                    By: /s/ Jonathan M. Rothberg
                                       --------------------------------------
                                       Jonathan M. Rothberg, Ph.D.
                                       Chief Executive Officer, President
                                             and Chairman of the Board

                                   EXHIBIT X
                                   ---------


     (b)   Automatic Conversion.  (i) All outstanding shares of Series A
           --------------------
Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective on or before July 31, 1998 by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent.

     (ii) All outstanding shares of Series A Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective after July 31, 1998 by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, at a public offering price (prior to underwriting discounts and expenses) of $12.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), in which the aggregate proceeds to the Company shall be at least $10,000,000 (after deductions for underwriting discounts, other related compensation and expenses relating to issuances, including, without limitation, fees of the Company's counsel), without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent.

     (iii) Upon such conversion, the holders of certificates representing shares of Series A Preferred Stock shall, upon notice from the Company, surrender such certificates at the principal office of the Company or its transfer agent for the Common Stock. As soon as practicable thereafter, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock represented by the certificate so surrendered were converted. The Company shall not be obligated to issue such certificates unless certificates evidencing the shares of Series A Preferred Stock so converted are either delivered to the Company or any such transfer agent, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. All rights with respect to the Series A Preferred Stock so converted (other than the right to receive declared but unpaid dividends), including, but not limited to, the right to vote shares of Series A Preferred Stock, will terminate as of the date of their automatic conversion.

                                   EXHIBIT Y
                                   ---------

       (b)  Automatic Conversion.  (i) All outstanding shares of Series C
            --------------------
Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective on or before July 31, 1998 by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent.

       (ii) All outstanding shares of Series C Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective after July 31, 1998 by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, at a public offering price (prior to underwriting discounts and expenses) of $12.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), in which the aggregate proceeds to the Company shall be at least $10,000,000 (after deductions for underwriting discounts, other related compensation and expenses relating to issuances, including, without limitation, fees of the Company's counsel), without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent.

     (iii) Upon such conversion, the holders of certificates representing shares of Series C Preferred Stock shall, upon notice from the Company, surrender such certificates at the principal office of the Company or its transfer agent for the Common Stock. As soon as practicable thereafter, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series C Preferred Stock represented by the certificate so surrendered were converted. The Company shall not be obligated to issue such certificates unless certificates evidencing the shares of Series C Preferred Stock so converted are either delivered to the Company or any such transfer agent, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. All rights with respect to the Series C Preferred Stock so converted (other than the right to receive declared but unpaid dividends), including, but not limited to, the right to vote shares of Series C Preferred Stock, will terminate as of the date of their automatic conversion.

                                   EXHIBIT Z
                                   ---------

     (b)   Automatic Conversion.  (i) All outstanding shares of Series D
           --------------------
Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective on or before July 31, 1998 by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent.

     (ii) All outstanding shares of Series D Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective after July 31, 1998 by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, at a public offering price (prior to underwriting discounts and expenses) of $12.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), in which the aggregate proceeds to the Company shall be at least $10,000,000 (after deductions for underwriting discounts, other related compensation and expenses relating to issuances, including, without limitation, fees of the Company's counsel), without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent.

     (iii) Upon such conversion, the holders of certificates representing shares of Series D Preferred Stock shall, upon notice from the Company, surrender such certificates at the principal office of the Company or its transfer agent for the Common Stock. As soon as practicable thereafter, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series D Preferred Stock represented by the certificate so surrendered were converted. The Company shall not be obligated to issue such certificates unless certificates evidencing the shares of Series D Preferred Stock so converted are either delivered to the Company or any such transfer agent, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. All rights with respect to the Series D Preferred Stock so converted (other than the right to receive declared but unpaid dividends), including, but not limited to, the right to vote shares of Series D Preferred Stock, will terminate as of the date of their automatic conversion.

                           CERTIFICATE OF AMENDMENT
                                      OF
                 CERTIFICATE OF DESIGNATION, PREFERENCES, AND
                      RIGHTS OF SERIES E PREFERRED STOCK
                                      OF
                              CURAGEN CORPORATION

     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Company") is CuraGen Corporation.

     2. The Certificate of Designation, Preferences and Rights of Series E Preferred Stock of the Company, filed with the Delaware Secretary of State on June 25, 1997, is hereby amended by deleting in its entirety
          Section 5(b) thereof and substituting the following new Section 5(b) in lieu thereof:

               "(b) Automatic Conversion. (i) All outstanding shares of
                    --------------------
          Series E Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective on or before July 31, 1998 by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent.

               (ii) All outstanding shares of Series E Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective after July 31, 1998 by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, at a public offering price (prior to underwriting discounts and expenses) of $12.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), in which the aggregate proceeds to the Company shall be at least $10,000,000 (after deductions for underwriting discounts, other related compensation and expenses relating to issuances, including, without limitation, fees of the Company's counsel), without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent.

               (iii) Upon such conversion, the holders of certificates representing shares of Series E Preferred Stock shall, upon notice from the Company, surrender such certificates at the principal office of the Company or its transfer agent for the Common Stock. As soon as practicable thereafter, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series E Preferred Stock represented by the certificate so surrendered were converted. The Company shall not be obligated to issue such certificates unless certificates evidencing the shares of Series E Preferred Stock so converted are either delivered to the Company or any such transfer agent, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. All rights with respect to the Series E Preferred Stock so converted (other than the right to receive declared but unpaid dividends), including, but not limited to, the right to vote shares of Series E Preferred Stock, will terminate as of the date of their automatic conversion."

     3. The Amendment of the Certificate of Designation herein certified was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware. In lieu of a meeting and vote of the stockholders, the holders of the necessary number of shares of the Corporation's capital stock have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware, and said written consent was filed with the Corporation and notice thereof has been given to those stockholders who have not consented in writing.


     Signed this 20th day of February, 1998.

                                          CURAGEN CORPORATION



                                          By: /s/ Jonathan M. Rothberg
                                             -----------------------------------
                                             Jonathan M. Rothberg, Ph.D.
                                             Chief Executive Officer, President
                                               and Chairman of the Board

                                      -2-